UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                            _________________________

                                    FORM 8-K

                                 CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934


          Date of Report (Date of earliest event reported) June 6, 2003


                          Whitman Education Group, Inc.
             (Exact name of registrant as specified in its Charter)


                 Florida                                        1-13722
         (State of other jurisdiction or              (Commission File Number)
          incorporation or organization)


          4400 Biscayne Boulevard, Miami, Florida               33137
          (Address of principal executive offices)            (Zip Code)


                                   22-2246554
                        (IRS Employer Identification No.)


                                 (305) 575-6510
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)



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Item 5. Other Events and Regulation FD Disclosure

     On June 6, 2003,  the  Registrant  issued  the press  release  attached  as
Exhibit 99.1. The information contained in this press release is incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c)     Exhibits

     99.1 Press Release of Whitman Education Group, Inc, dated June 6, 2003.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         WHITMAN EDUCATION GROUP, INC.


                                         By:/s/Fernando L. Fernandez
                                           -------------------------
                                            Fernando L. Fernandez
                                            Vice President- Finance,
                                            Chief Financial Officer,
                                            Treasurer and Secretary


Dated:  June 6, 2003




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                                  EXHIBIT INDEX
                                  --------------

  Exhibit    Description
  -------    -----------
  99.1       Press Release of Whitman Education Group, Inc, dated June 6, 2003.




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